UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2018
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[  ]  Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01.  Other events.

The Board of Directors of MGIC Investment Corporation (“MGIC”) has established Wednesday, April 24, 2019 as the date of MGIC’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). Because this date is earlier in the year than the date that the 2018 Annual Meeting of Shareholders was held, the deadlines for submission of director nominees and other shareholder proposals for consideration at the 2019 Annual Meeting set forth in MGIC’s definitive proxy statement filed with the Securities and Exchange Commission on June 18, 2018 no longer apply.

Instead, proposals intended for inclusion in MGIC’s 2019 Proxy Statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be sent to the Secretary of MGIC at P.O. Box 488, Milwaukee, WI 53201 and must be received by December 17, 2018.

For the 2019 Annual Meeting, a notice to bring business before the Annual Meeting that will not be included in the proxy materials for the meeting, or to nominate directors at the meeting, must be received by the Secretary no later than February 8, 2019, and no earlier than January 14, 2019. In each case, such a notice must otherwise comply with our Amended and Restated Bylaws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date:	November 26, 2018	By: \s\ Paula C. Maggio

Paula C. Maggio
Executive Vice President, General Counsel and Secretary